SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-30939

(Commission File Number)

Delaware	74-2961657
(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 836-6464

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On December 8, 2004, Active Power, Inc. announced that David Gino, its Vice President, Chief Operating Officer and Chief Financial Officer, had resigned his position. Mr. Gino will continue to serve as Active Power’s Vice President, Chief Operating Officer and Chief Financial Officer to assist the company with the transition process through the filing of its Annual Report on Form 10-K for its fiscal year 2004.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Dated: December 8, 2004	By:	/s/ Joseph F. Pinkerton III
Joseph F. Pinkerton III Chairman of the Board, President and Chief Executive Officer